EXHIBIT 10.20

LAFAYETTE ENERGY CORP

August 3 , 2024

Via Email

Heavy Sweet Oil LLC Attn: Steven Byle

2511 South Redwood Rd, Suite 16 Woods Cross, UT 84087

Subject: Amendment Letter to Farm-In Agreement

Dear Mr. Byle:

Reference is made to that certain Farm-In Agreement between Lafayette Energy Corp, a Delaware corporation (the “LEC” or “Buyer”), and Heavy Sweet Oil LLC (“HSO” or “Seller”), dated as March 7, 2024 (the “Original Farm-In Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Farm-In Agreement.

LEC and HSO previously entered into the Original Farm-In Agreement, pursuant to which, among other things and upon certain terms and conditions set forth therein, LEC will farm-into and purchase from HSO, and HSO will allow LEC to farm-in and sell to LEC, the Asphalt Ridge Leases and allow development of the same, with an Effective Date of no later than 150 days following the March 7, 2024 Execution Date of the Original Farm-In Agreement. Due to LEC’s pending initial public offering of its common stock, and certain outstanding conditions precedent and deliverables due from HSO to LEC, LEC and HSO have agreed to extend the Effective Date of the Original Farm-In Agreement by an additional 90 days, to a total of up to 240 days following the March 7, 2024 Execution Date, with each reference to “one hundred and fifty (150) days” in the Original Farm-In Agreement hereby revised to read “two hundred and forty (240) days.” By executing this Amendment Letter, LEC and HSO agree to amend the Original Farm-In Agreement as set forth herein as of the date this Amendment Letter is executed as set forth in the signature page hereto.

Except as specifically set forth herein, all terms and conditions of the Original Farm-In Agreement shall remain in full force and effect, unmodified in any manner.

[Signature page follows]

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Sincerely,

LAFAYETTE ENERGY CORP

/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

Acknowledged and agreed:

HEAVY SWEET OIL LLC

/s/ Steven Byle
Steven Byle, Chairman and Chief Executive Officer
Execution Date: 08 / 03 / 2024

[Signature Page to Amendment Letter]

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